UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2011

PMFG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500, Dallas, Texas 75254

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 357-6181

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on November 4, 2011, Peerless Europe Limited, a company organized under the laws of the United Kingdom and a wholly-owned subsidiary of PMFG, Inc., a Delaware corporation (“PMFG” or the “Company”), completed the purchase of Burgess Manning GmbH pursuant to a Stock Purchase Agreement with Rainer Diekmann, a resident of Germany. This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by PMFG on November 8, 2011 to report the completion of the Company’s acquisition of Burgess Manning GmbH. This Amendment No. 1 is being filed solely to provide the following under Item 9.01 as required under Rule 3-05(b) and Article 11 of Regulation S-X:

•	Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011

•	Unaudited pro forma balance sheet as of October 1, 2011 reflecting the acquisition of Burgess Manning GmbH

•	Unaudited pro forma income statement for the three months ended October 1, 2011 reflecting the acquisition of Burgess Manning GmbH

•	Unaudited pro forma income statement for the fiscal year ended July 2, 2011 reflecting the acquisition of Burgess Manning GmbH

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011, including independent auditor’s report, balance sheet, profit and loss account and notes to the financial statements.

(b)	Unaudited Pro Forma Financial Information

Unaudited pro forma condensed combined financial information of PMFG and Burgess Manning GmbH as follows:

•	Unaudited pro forma condensed combined balance sheet as of October 1, 2011

•	Unaudited pro forma condensed combined income statement for the three months ended October 1, 2011

•	Unaudited pro forma condensed combined income statement for the fiscal year ended July 2, 2011

(d)	Exhibits

23.1	Consent of Grant Thornton GmbH

99.1	Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011

99.2	Unaudited pro forma condensed combined financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PMFG, Inc.

Date: January 17, 2012	By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Chief Financial Officer

Form 8-K/A

Exhibit Index

Exhibit Number

23.1	Consent of Grant Thornton GmbH

99.1	Audited financial statements of Burgess Manning GmbH as of and for the fiscal year ended September 30, 2011

99.2	Unaudited pro forma condensed combined financial information